UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

October 31, 2009

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 3.41%
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41	USD	186,791	$204,711
Series 2002-T1 A2 7.00% 11/25/31		103,293	112,479
Fannie Mae Interest Strip
Series 35-2 12.00% 7/1/18		62,403	77,527
Series J-1 7.00% 11/1/10		414	418
Fannie Mae REMIC
Series 1988-15 A 9.00% 6/25/18		1,075	1,217
Series 1996-46 ZA 7.50% 11/25/26		138,351	151,908
Series 2002-83 GH 5.00% 12/25/17		465,000	494,265
•Fannie Mae Series 2006-M2 A2F 5.259% 5/25/20		305,000	326,207
Fannie Mae Whole Loan Series 2002-W1 2A 7.50% 2/25/42		107,608	118,301
Freddie Mac REMIC
Series 2557 WE 5.00% 1/15/18		300,000	319,600
Series 2662 MA 4.50% 10/15/31		184,184	190,159
Series 3131 MC 5.50% 4/15/33		200,000	213,914
Series 3173 PE 6.00% 4/15/35		325,000	351,367
Series 3337 PB 5.50% 7/15/30		215,000	225,919
wFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		39,521	44,029
Total Agency Collateralized Mortgage Obligations (cost $2,678,385)			2,832,021

Agency Mortgage-Backed Securities – 16.06%
Fannie Mae 10.50% 6/1/30		11,217	12,930
•Fannie Mae ARM
5.01% 8/1/35		267,684	281,686
5.14% 11/1/35		165,364	173,043
6.322% 7/1/36		469,200	496,716
Fannie Mae S.F. 15 yr
5.00% 5/1/21		262,569	279,633
8.00% 10/1/16		142,657	155,443
Fannie Mae S.F. 30 yr
5.00% 12/1/36 to 2/1/38		1,151,730	1,196,511
6.00% 11/1/37		783,370	833,842
6.50% 12/1/37 to 1/1/38		2,452,874	2,636,879
8.00% 2/1/30		22,324	25,441
10.00% 7/1/20 to 2/1/25		260,285	288,947
Fannie Mae S.F. 30 yr TBA 4.50% 11/1/39		2,465,000	2,495,042
•Freddie Mac ARM
5.682% 7/1/36		118,074	124,314
5.82% 10/1/36		347,188	367,602
Freddie Mac S.F. 15 yr
4.50% 7/1/24		549,096	571,149
5.00% 6/1/18 to 1/1/24		333,051	353,437
5.50% 8/1/23		221,786	236,361
Freddie Mac S.F. 30 yr
8.00% 5/1/11 to 5/1/31		178,707	203,467
8.50% 12/1/09		227	229
10.00% 1/1/19		16,186	18,262
11.50% 6/1/15 to 3/1/16		45,044	51,841
Freddie Mac S.F. 30 yr TBA
4.00% 11/1/39		600,000	591,187
5.00% 11/1/39		1,300,000	1,347,124
GNMA I GPM
11.00% 3/15/13		15,436	16,977
12.25% 3/15/14		7,567	8,620
GNMA I S.F. 15 yr 6.50% 7/15/14		52,990	56,968
GNMA I S.F. 30 yr
7.50% 1/15/32		20,610	23,415
8.00% 5/15/30		14,106	16,206

9.50% 10/15/19 to 3/15/23	53,649	61,228
10.00% 9/15/18	10,380	11,856
11.00% 2/15/10 to 9/15/15	20,450	22,664
11.50% 7/15/15	3,905	4,415
12.00% 12/15/12 to 11/15/15	107,947	121,911
12.50% 5/15/10 to 1/15/16	40,517	46,747
GNMA II GPM 10.75% 3/20/16	6,292	6,927
GNMA II S.F. 30 yr
7.50% 9/20/30	27,655	31,301
8.00% 6/20/30	14,990	17,160
10.00% 11/20/15 to 6/20/21	39,317	45,074
10.50% 3/20/16 to 2/20/21	61,625	69,006
11.00% 5/20/15 to 7/20/19	1,190	1,321
12.00% 3/20/14 to 5/20/15	8,204	9,132
12.50% 10/20/13 to 7/20/15	32,507	36,428
Total Agency Mortgage-Backed Securities (cost $13,026,719)		13,348,442

Agency Obligations – 0.40%
*Federal Home Loan Mortgage 3.75% 3/27/19	330,000	330,833
Total Agency Obligations (cost $324,581)		330,833

Commercial Mortgage-Backed Securities – 8.48%
#American Tower Trust 144A
Series 2007-1A AFX 5.42% 4/15/37	300,000	303,000
Series 2007-1A D 5.957% 4/15/37	35,000	35,000
Bank of America Commercial Mortgage
•Series 2004-3 A5 5.578% 6/10/39	160,000	164,474
•Series 2005-1 A5 5.238% 11/10/42	80,000	80,440
•Series 2005-6 A4 5.351% 9/10/47	40,000	40,277
Series 2006-4 A4 5.634% 7/10/46	200,000	197,444
•Series 2007-4 AM 6.002% 2/10/51	125,000	97,358
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40	320,000	318,357
Series 2005-PW10 AM 5.449% 12/11/40	335,000	299,481
•Series 2005-T20 A4A 5.298% 10/12/42	350,000	354,143
•Series 2006-PW12 A4 5.903% 9/11/38	55,000	56,043
Series 2006-PW14 A4 5.201% 12/11/38	300,000	284,972
Series 2007-PW15 A4 5.331% 2/11/44	330,000	300,788
•Series 2007-PW16 A4 5.999% 6/11/40	300,000	285,576
wCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	210,000	208,110
#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	255,000	248,498
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39	115,000	119,077
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A6 5.396% 8/10/38	405,000	388,621
Series 2005-GG4 A4A 4.751% 7/10/39	165,000	162,868
Series 2006-GG6 A4 5.553% 4/10/38	685,000	643,720
@•#Series 2006-RR3 A1S 144A 5.66% 7/18/56	310,000	83,700
•Series 2007-GG10 A4 5.999% 8/10/45	220,000	184,677
Greenwich Capital Commercial Funding
Series 2004-GG1 A7 5.317% 6/10/36	145,000	148,207
Series 2005-GG5 A5 5.224% 4/10/37	140,000	135,298
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C2 A2 5.05% 12/12/34	200,000	205,498
Series 2005-LDP4 A4 4.918% 10/15/42	150,000	148,932
•Series 2005-LDP5 A4 5.344% 12/15/44	240,000	240,988
Series 2006-LDP9 A2 5.134% 5/15/47	150,000	143,840
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	210,000	210,858
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	492,000	487,971
•Series 2007-T27 A4 5.803% 6/11/42	475,000	470,065
Total Commercial Mortgage-Backed Securities (cost $6,451,874)		7,048,281

Convertible Bonds – 0.30%
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	170,000	138,762
#Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	105,000	111,563
Total Convertible Bonds (cost $192,674)		250,325

Corporate Bonds – 48.50%
Banking – 8.22%
Bank of America
5.125% 11/15/14	95,000	98,533
5.30% 3/15/17	250,000	244,576
5.75% 12/1/17	230,000	234,241

Barclays Bank
5.20% 7/10/14	100,000	106,743
6.75% 5/22/19	160,000	180,236
#144A 6.05% 12/4/17	400,000	408,171
BB&T 5.25% 11/1/19	277,000	270,376
Capital One Financial 7.375% 5/23/14	235,000	266,982
Citigroup
6.375% 8/12/14	495,000	525,673
6.50% 8/19/13	232,000	248,901
@#CoBank 144A 7.875% 4/16/18	250,000	254,163
#Commonwealth Bank of Australia 144A 5.00% 10/15/19	125,000	125,805
Credit Suisse/New York 6.00% 2/15/18	195,000	205,831
#GMAC 144A 6.875% 9/15/11	255,000	247,350
JPMorgan Chase 6.30% 4/23/19	205,000	225,395
JPMorgan Chase Capital XVIII 6.95% 8/17/36	90,000	88,263
JPMorgan Chase Capital XXII 6.45% 2/2/37	110,000	101,412
JPMorgan Chase Capital XXV 6.80% 10/1/37	326,000	321,522
PNC Bank 6.875% 4/1/18	250,000	267,410
PNC Funding 5.25% 11/15/15	225,000	230,901
•#Rabobank 144A 11.00% 12/29/49	195,000	245,425
Silicon Valley Bank 5.70% 6/1/12	250,000	252,054
U.S. Bank North America 4.95% 10/30/14	250,000	269,129
•USB Capital IX 6.189% 4/15/49	395,000	307,113
VTB Capital 6.875% 5/29/18	180,000	180,675
Wachovia
5.25% 8/1/14	65,000	67,638
5.625% 10/15/16	290,000	297,977
•Wells Fargo Capital XIII 7.70% 12/29/49	425,000	397,375
Zions Bancorporation
5.50% 11/16/15	150,000	117,292
7.75% 9/23/14	55,000	49,273
		6,836,435
Basic Industries – 3.08%
ArcelorMittal
6.125% 6/1/18	195,000	192,919
9.00% 2/15/15	60,000	69,343
9.85% 6/1/19	110,000	129,848
Cytec Industries 8.95% 7/1/17	50,000	58,612
Dow Chemical 8.55% 5/15/19	420,000	480,284
#Evraz Group 144A 9.50% 4/24/18	249,000	246,510
Freeport McMoRan Copper & Gold 8.375% 4/1/17	105,000	113,032
Lubrizol 8.875% 2/1/19	200,000	249,770
Reliance Steel & Aluminum 6.85% 11/15/36	116,000	103,475
#Severstal 144A 9.75% 7/29/13	288,000	293,400
Southern Copper 7.50% 7/27/35	166,000	171,866
Steel Dynamics 6.75% 4/1/15	95,000	90,488
#Teck Resources 144A
10.25% 5/15/16	50,000	57,875
10.75% 5/15/19	120,000	140,400
Vale Overseas 6.875% 11/21/36	160,000	161,376
		2,559,198
Brokerage – 2.57%
Goldman Sachs Group
5.25% 10/15/13	125,000	133,858
5.95% 1/18/18	285,000	300,784
6.25% 9/1/17	140,000	150,019
Jefferies Group
6.25% 1/15/36	40,000	31,411
6.45% 6/8/27	255,000	216,194
LaBranche 11.00% 5/15/12	205,000	198,081
Lazard Group
6.85% 6/15/17	162,000	164,245
7.125% 5/15/15	34,000	34,945
Morgan Stanley
6.00% 4/28/15	475,000	508,859
6.25% 8/28/17	375,000	393,881
		2,132,277

Capital Goods – 2.71%
Allied Waste North America
6.125% 2/15/14		40,000	41,054
6.875% 6/1/17		25,000	26,539
7.125% 5/15/16		280,000	297,889
#BAE Systems Holdings 144A 4.95% 6/1/14		185,000	192,158
Ball
7.125% 9/1/16		64,000	65,760
7.375% 9/1/19		96,000	98,640
#Clean Harbors 144A 7.625% 8/15/16		175,000	180,250
#Crown Americas 144A 7.625% 5/15/17		55,000	56,650
Graham Packaging 9.875% 10/15/14		200,000	205,000
Graphic Packaging International 9.50% 8/15/13		245,000	252,656
L-3 Communications Holdings 6.125% 7/15/13		140,000	141,750
#Owens Brockway Glass Container 144A 7.375% 5/15/16		75,000	76,125
Tyco International Finance 8.50% 1/15/19		355,000	433,704
USG
6.30% 11/15/16		140,000	121,100
#144A 9.75% 8/1/14		35,000	36,925
Waste Management 7.375% 3/11/19		20,000	23,357
			2,249,557
Communications – 9.67%
America Movil 5.625% 11/15/17		56,000	57,966
#American Tower 144A 4.625% 4/1/15		130,000	131,699
AT&T 6.50% 9/1/37		90,000	96,285
*AT&T Wireless 8.125% 5/1/12		346,000	395,576
#Charter Communications Operating 144A 12.875% 9/15/14		180,000	199,800
Cincinnati Bell 7.00% 2/15/15		85,000	81,600
Citizens Utilities 7.125% 3/15/19		220,000	207,900
Comcast 4.95% 6/15/16		150,000	153,929
#COX Communications 144A
5.875% 12/1/16		95,000	99,102
6.95% 6/1/38		65,000	68,292
8.375% 3/1/39		185,000	222,469
*Cricket Communications 9.375% 11/1/14		205,000	199,875
Crown Castle International 9.00% 1/15/15		185,000	196,100
#CSC Holdings 144A 8.50% 6/15/15		205,000	217,556
Deutsche Telekom International Finance 5.25% 7/22/13		145,000	155,257
DirecTV Holdings 7.625% 5/15/16		245,000	266,169
#DISH 144A 7.875% 9/1/19		85,000	87,444
EchoStar 7.125% 2/1/16		115,000	115,575
Inmarsat Finance II 10.375% 11/15/12		185,000	191,938
#Intelsat Bermuda 144A 11.25% 2/4/17		250,000	250,000
Intelsat Jackson Holdings 11.25% 6/15/16		180,000	192,600
#Interpublic Group 144A 10.00% 7/15/17		65,000	70,200
Level 3 Financing 9.25% 11/1/14		85,000	76,075
MetroPCS Wireless
*9.25% 11/1/14		190,000	192,375
#144A 9.25% 11/1/14		10,000	10,125
#Nielsen Finance 144A
11.50% 5/1/16		15,000	16,013
11.625% 2/1/14		85,000	91,163
#Nordic Telephone Holdings 144A 8.875% 5/1/16		125,000	130,625
#PAETEC Holding 144A 8.875% 6/30/17		95,000	94,525
#Qwest 144A 8.375% 5/1/16		70,000	72,625
Shaw Communications 5.65% 10/1/19	CAD	89,000	83,911
Sprint Nextel 6.00% 12/1/16	USD	335,000	289,775
Telecom Italia Capital
5.25% 10/1/15		365,000	378,781
6.20% 7/18/11		75,000	79,828
7.175% 6/18/19		155,000	172,140
Telesat Canada 11.00% 11/1/15		115,000	125,350
Time Warner Cable 6.75% 7/1/18		125,000	137,836
Videotron 6.875% 1/15/14		40,000	40,200
#VimpelCom 144A 9.125% 4/30/18		210,000	219,975
Virgin Media Finance 8.75% 4/15/14		100,000	102,500
#Vivendi 144A
5.75% 4/4/13		290,000	309,348
6.625% 4/4/18		147,000	159,384
Vodafone Group
5.00% 9/15/15		95,000	100,610
5.375% 1/30/15		420,000	451,253
5.45% 6/10/19		145,000	152,323

#Wind Acquisition Finance 144A 11.75% 7/15/17	250,000	283,750
*Windstream 8.125% 8/1/13	190,000	198,075
WPP Finance 8.00% 9/15/14	370,000	410,899
		8,036,796
Consumer Cyclical – 4.01%
CVS Caremark 6.125% 9/15/39	165,000	167,256
#wCVS Pass Through Trust 144A 8.353% 7/10/31	219,109	249,473
Darden Restaurants 6.80% 10/15/37	235,000	243,246
Ford Motor Credit
7.25% 10/25/11	150,000	147,186
7.50% 8/1/12	175,000	170,528
Goodyear Tire & Rubber 10.50% 5/15/16	195,000	212,063
Levi Strauss 9.75% 1/15/15	120,000	126,000
Macy's Retail Holdings 6.65% 7/15/24	430,000	366,574
MGM Mirage
13.00% 11/15/13	55,000	62,700
#144A 10.375% 5/15/14	30,000	32,100
#144A 11.125% 11/15/17	35,000	38,675
Nordstrom
6.25% 1/15/18	90,000	95,218
6.75% 6/1/14	195,000	217,511
OSI Restaurant Partners 10.00% 6/15/15	215,000	182,750
#Pinnacle Entertainment 144A 8.625% 8/1/17	100,000	100,000
Ryland Group 8.40% 5/15/17	115,000	123,050
*Sally Holdings 10.50% 11/15/16	80,000	85,200
Target
5.125% 1/15/13	140,000	150,859
7.00% 1/15/38	300,000	351,289
#Volvo Treasury 144A 5.95% 4/1/15	205,000	208,640
		3,330,318
Consumer Non-Cyclical – 5.24%
#Anheuser-Busch InBev Worldwide 144A
5.375% 11/15/14	140,000	149,019
5.375% 1/15/20	210,000	213,905
7.20% 1/15/14	140,000	157,861
Aramark 8.50% 2/1/15	165,000	167,475
Bausch & Lomb 9.875% 11/1/15	130,000	135,200
Beckman Coulter
6.00% 6/1/15	215,000	237,194
7.00% 6/1/19	65,000	74,712
#Bio-Rad Laboratories 144A 8.00% 9/15/16	35,000	36,138
#CareFusion 144A 6.375% 8/1/19	260,000	280,919
Community Health Systems 8.875% 7/15/15	280,000	289,100
Delhaize Group 5.875% 2/1/14	135,000	145,513
HCA 9.25% 11/15/16	195,000	204,263
HCA PIK 9.625% 11/15/16	136,000	144,670
Hospira 6.40% 5/15/15	380,000	422,779
Inverness Medical Innovations 9.00% 5/15/16	80,000	81,400
Iron Mountain
8.00% 6/15/20	125,000	127,813
*8.75% 7/15/18	75,000	78,563
*Jarden 7.50% 5/1/17	130,000	128,700
#JBS USA Finance 144A 11.625% 5/1/14	14,000	15,575
Medco Health Solutions 7.125% 3/15/18	280,000	317,478
Quest Diagnostics
5.45% 11/1/15	407,000	430,690
6.40% 7/1/17	55,000	60,325
Select Medical 7.625% 2/1/15	85,000	80,538
Supervalu
7.50% 11/15/14	130,000	130,325
8.00% 5/1/16	40,000	40,900
Tenet Healthcare 7.375% 2/1/13	210,000	205,800
		4,356,855
Electric – 3.32%
AES 8.00% 6/1/20	175,000	175,875
#Calpine Construction Finance 144A 8.00% 6/1/16	195,000	198,900
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19	100,000	105,250
Duke Energy 5.05% 9/15/19	115,000	116,177

#Enel Finance International 144A
3.875% 10/7/14	160,000	162,009
*5.125% 10/7/19	305,000	311,365
Energy Future Holdings 10.875% 11/1/17	50,000	35,000
Illinois Power 9.75% 11/15/18	454,000	568,934
Indiana Michigan Power 7.00% 3/15/19	145,000	163,948
IPALCO Enterprises 8.625% 11/14/11	33,000	34,073
MidAmerican Funding 6.75% 3/1/11	102,000	107,599
wMirant Mid Atlantic Pass Through Trust Series A 8.625% 6/30/12	126,821	129,833
NRG Energy
7.25% 2/1/14	45,000	44,775
7.375% 2/1/16	210,000	209,213
7.375% 1/15/17	50,000	49,625
Pennsylvania Electric 5.20% 4/1/20	160,000	161,054
PPL Electric Utilities 7.125% 11/30/13	130,000	148,990
*Texas Competitive Electric Holdings 10.25% 11/1/15	50,000	35,750
		2,758,370
Energy – 4.21%
Chesapeake Energy
7.25% 12/15/18	80,000	77,800
9.50% 2/15/15	200,000	217,500
Dynergy Holdings 7.75% 6/1/19	40,000	33,900
El Paso
7.00% 6/15/17	5,000	5,027
7.25% 6/1/18	40,000	40,141
8.25% 2/15/16	100,000	104,020
Enbridge Energy Partners 9.875% 3/1/19	195,000	246,463
Energy Transfer Partners 9.70% 3/15/19	155,000	192,233
#Gaz Capital 144A 9.25% 4/23/19	100,000	112,380
Massey Energy 6.875% 12/15/13	215,000	213,388
#Midcontinent Express Pipeline 144A 6.70% 9/15/19	140,000	141,849
Nexen 7.50% 7/30/39	240,000	265,886
Noble Energy 8.25% 3/1/19	210,000	252,261
Petrobras International Finance
*5.75% 1/20/20	145,000	145,290
6.875% 1/20/40	55,000	55,220
PetroHawk Energy
7.875% 6/1/15	45,000	45,675
9.125% 7/15/13	25,000	26,000
#144A 10.50% 8/1/14	120,000	131,400
Plains All American Pipeline 5.75% 1/15/20	360,000	370,773
Pride International 8.50% 6/15/19	105,000	117,863
Range Resources 8.00% 5/15/19	115,000	119,888
Sempra Energy 6.00% 10/15/39	200,000	201,075
•TransCanada Pipelines 6.35% 5/15/67	160,000	149,144
Weatherford International
4.95% 10/15/13	130,000	136,601
5.95% 6/15/12	30,000	32,286
9.625% 3/1/19	55,000	68,203
		3,502,266
Finance Companies – 1.96%
Capital One Bank 8.80% 7/15/19	250,000	296,607
General Electric Capital 6.00% 8/7/19	835,000	879,283
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	210,000	100,800
International Lease Finance
5.35% 3/1/12	112,000	91,874
5.875% 5/1/13	190,000	145,328
6.625% 11/15/13	146,000	112,749
		1,626,641
Insurance – 0.86%
@‡#wTwin Reefs Pass Through Trust 144A 0.00% 12/31/49	200,000	650
UnitedHealth Group
5.50% 11/15/12	172,000	182,790
5.80% 3/15/36	63,000	59,238
6.00% 2/15/18	165,000	173,378
WellPoint
5.00% 1/15/11	69,000	71,513
6.00% 2/15/14	65,000	70,422
7.00% 2/15/19	135,000	153,068
		711,059

Natural Gas – 0.96%
Enterprise Products Operating
•8.375% 8/1/66		145,000	142,280
9.75% 1/31/14		230,000	277,727
Kinder Morgan Energy Partners
6.85% 2/15/20		180,000	199,690
9.00% 2/1/19		145,000	177,065
			796,762
Real Estate – 0.71%
Developers Diversified Realty 9.625% 3/15/16		150,000	152,437
ProLogis 7.375% 10/30/19		205,000	206,003
Regency Centers 5.875% 6/15/17		95,000	89,621
•#USB Realty 144A 6.091% 12/22/49		200,000	140,600
			588,661
Technology – 0.77%
First Data 9.875% 9/24/15		310,000	287,524
Freescale Semiconductor 8.875% 12/15/14		265,000	216,638
Xerox 8.25% 5/15/14		120,000	138,394
			642,556
Transportation – 0.21%
CSX
5.75% 3/15/13		75,000	80,378
6.25% 3/15/18		90,000	98,281
			178,659
Total Corporate Bonds (cost $37,908,760)			40,306,410

Foreign Agencies – 1.40%Δ
Germany – 0.54%
KFW
4.875% 6/17/19		190,000	206,849
6.00% 2/14/12	RUB	2,400,000	80,495
10.00% 5/15/12	BRL	290,000	164,916
			452,260
Netherlands – 0.20%
#Majapahit Holding 144A 8.00% 8/7/19	USD	162,000	166,050
			166,050
Republic of Korea – 0.66%
Export-Import Bank of Korea 5.875% 1/14/15		325,000	343,328
Korea Development Bank 5.30% 1/17/13		195,000	202,306
			545,634
Total Foreign Agencies (cost $1,104,030)			1,163,944

Municipal Bonds – 0.75%
State of California
7.30% 10/1/39		255,000	258,629
7.55% 4/1/39		345,000	361,825
Total Municipal Bonds (cost $608,746)			620,454

Non-Agency Asset-Backed Securities – 5.50%
•#AH Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.192% 10/6/21		140,000	140,000
#Cabela's Master Credit Card Trust Series 2008-1A A1 144A 4.31% 12/16/13		270,000	273,996
Capital Auto Receivables Asset Trust
Series 2007-3 A3A 5.02% 9/15/11		153,990	156,693
Series 2008-1 A3A 3.86% 8/15/12		100,000	102,206
Capital One Multi-Asset Execution Trust
•Series 2006-A7 A7 0.28% 3/17/14		100,000	99,031
Series 2007-A7 A7 5.75% 7/15/20		135,000	148,797
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12		43,874	44,685
Series 2008-A A3 4.94% 4/25/14		130,000	132,804
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35		156,713	155,073
Chase Issuance Trust
Series 2005-A7 A7 4.55% 3/15/13		130,000	135,567
Series 2008-A9 A9 4.26% 5/15/13		100,000	104,691
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39		165,000	189,391
•Series 2009-A1 A1 2.00% 3/17/14		185,000	189,401
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		300,000	190,269
CNH Equipment Trust
•Series 2007-A A4 0.29% 9/17/12		61,758	61,355
Series 2008-A A3 4.12% 5/15/12		78,015	79,059
Series 2008-A A4A 4.93% 8/15/14		145,000	150,518

Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12		105,000	108,342
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20		190,000	208,103
Series 2008-A4 A4 5.65% 12/15/15		200,000	219,646
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		200,000	186,502
•Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.79% 9/15/14		100,000	100,179
General Electric Capital Credit Card Master Note Trust Series 2009-3 A 2.54% 9/15/14		135,000	135,231
•#Golden Credit Card Trust Series 2008-3 A 144A 1.25% 7/15/17		150,000	147,475
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12		61,208	62,305
#Series 2006-1 A2 144A 5.04% 10/15/12		56,442	58,296
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12		46,148	47,123
Series 2008-A A3 4.93% 12/17/12		150,000	157,070
John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12		90,000	91,150
•Merrill Auto Trust Securitization Series 2007-1 A4 0.31% 12/15/13		80,000	78,913
Mid-State Trust
Series 2005-1 A 5.745% 1/15/40		304,283	292,380
#Series 2006-1 A 144A 5.787% 10/15/40		211,393	214,502
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12		110,000	112,847
Total Non-Agency Asset-Backed Securities (cost $4,365,452)			4,573,600

Non-Agency Collateralized Mortgage Obligations – 3.96%
@American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		23,268	18,739
Bank of America Alternative Loan Trust
Series 2004-10 1CB1 6.00% 11/25/34		26,515	21,535
Series 2005-5 2CB1 6.00% 6/25/35		2,691	1,809
Bank of America Funding Securities
Series 2005-8 1A1 5.50% 1/25/36		138,911	128,145
@•Series 2006-H 1A2 3.951% 9/20/46		8,375	1,416
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		123,918	119,310
Countrywide Alternative Loan Trust Series 2004-28CB 6A1 6.00% 1/25/35		11,373	9,010
wCountrywide Home Loan Mortgage Pass Through Trust
@•Series 2004-HYB4 M 3.936% 9/20/34		88,953	19,744
@Series 2006-17 A5 6.00% 12/25/36		75,926	66,804
First Horizon Asset Securities
Series 2006-3 1A11 6.25% 11/25/36		382,788	370,078
•Series 2007-AR3 2A2 6.298% 11/25/37		24,224	16,403
#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		130,814	124,601
Series 1999-3 A 8.00% 8/19/29		276,173	281,039
@•JPMorgan Mortgage Trust Series 2007-A1 7A4 5.293% 7/25/35		586,681	245,762
Lehman Mortgage Trust
Series 2005-2 2A3 5.50% 12/25/35		162,285	151,045
Series 2006-1 3A3 5.50% 2/25/36		17,737	13,917
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		220,112	207,455
•MLCC Mortgage Investors Series 2004-HB1 A1 0.61% 4/25/29		713,979	437,649
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31		20,158	20,187
Structured ARM Loan Trust Series 2004-18 5A 5.50% 12/25/34		14,356	11,016
wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		165,848	109,823
•wWashington Mutual Mortgage Pass Through Certificates
Series 2006-AR10 1A1 5.922% 9/25/36		26,055	19,841
Series 2007-HY1 1A1 5.672% 2/25/37		150,258	98,849
Wells Fargo Mortgage Backed Securities Trust
•Series 2005-AR16 2A1 4.25% 10/25/35		8,458	7,399
•Series 2005-AR16 6A4 5.00% 10/25/35		352,314	137,170
Series 2006-1 A3 5.00% 3/25/21		20,855	19,258
•Series 2006-AR5 2A1 5.54% 4/25/36		23,070	18,058
•Series 2006-AR6 7A1 5.113% 3/25/36		673,840	603,600
•Series 2006-AR10 5A1 5.591% 7/25/36		15,417	11,850
Total Non-Agency Collateralized Mortgage Obligations (cost $3,789,399)			3,291,512

Regional Authorities – 0.30%Δ
Canada – 0.30%
Province of Ontario Canada
4.00% 10/7/19		135,000	133,180
4.40% 6/2/19	CAD	122,000	115,350
Total Regional Authorities (cost $251,137)			248,530

«Senior Secured Loans – 2.37%

Aramark
1.995% 1/26/14	USD	12,544	11,536
Term Tranche Loan B 2.156% 1/26/14		191,184	175,810
Bausch & Lomb
Term Tranche Loan B 3.533% 4/11/15		62,357	59,564
Term Tranche Loan DD 3.515% 4/11/15		15,143	14,465
Chester Downs & Marina 12.375% 12/31/16		115,000	114,856
Community Health Systems
Term Tranche Loan B 2.611% 7/25/14		238,242	221,613
Term Tranche Loan DD 2.496% 7/25/14		12,154	11,318
Flextronics International Term Tranche Loan B 3.79% 10/1/12		169,137	160,596
Ford Motor Term Tranche Loan B 3.288% 12/15/13		243,005	216,867
HCA Term Tranche Loan B 2.533% 11/18/13		94,433	88,050
Level 3 Communication Term Tranche Loan B 11.50% 3/13/14		185,000	197,488
Nuveen Investments
2nd Lien 12.50% 7/9/15		85,000	87,125
Term Tranche Loan B 3.384% 11/13/14		90,702	78,716
Texas Competitive Electric Holdings Term Tranche Loan B2 3.745% 10/10/14		221,298	171,898
Toys R Us Term Tranche Loan B 4.494% 7/19/12		215,000	208,785
Univision Communications Term Tranche Loan B 2.533% 9/29/14		190,000	152,871
Total Senior Secured Loans (cost $1,791,966)			1,971,558

Sovereign Debt – 1.31%Δ
Brazil – 0.53%
#Banco Nacional de Desenvolvime Economico e Social 144A 6.50% 6/10/19		115,000	121,613
Federal Republic of Brazil
12.50% 1/5/16	BRL	251,000	161,755
12.50% 1/5/22	BRL	250,000	158,628
			441,996
Indonesia – 0.35%
Indonesia Treasury Bond
10.75% 5/15/16	IDR	1,521,000,000	167,897
12.80% 6/15/21	IDR	1,000,000,000	122,817
			290,714
Mexico – 0.31%
Mexican Bonos
7.25% 12/15/16	MXN	310,000	22,856
10.00% 11/20/36	MXN	2,722,000	235,515
			258,371
Republic of Korea – 0.12%
#Korea Expressway 144A 4.50% 3/23/15	USD	100,000	100,048
			100,048
Total Sovereign Debt (cost $1,023,117)			1,091,129

Supranational Banks – 1.21%
European Investment Bank
3.125% 6/4/14		95,000	97,497
6.125% 1/23/17	AUD	119,000	105,855
9.00% 12/21/18	ZAR	900,000	110,081
^10.902% 3/30/16	TRY	70,000	24,025
11.25% 2/14/13	BRL	500,000	293,580
Inter-American Development Bank 5.375% 5/27/14	AUD	232,000	203,481
International Bank for Reconstruction & Development
5.50% 2/21/11	MXN	800,000	60,547
5.75% 10/21/19	AUD	128,000	109,627
Total Supranational Banks (cost $954,169)			1,004,693

U.S. Treasury Obligations – 3.66%
¥U.S. Treasury Bond 4.25% 5/15/39		307,000	307,816
U.S. Treasury Notes
2.375% 9/30/14		70,000	70,301
2.375% 10/31/14		490,000	491,418
3.00% 9/30/16		190,000	190,564
*¥3.625% 8/15/19		1,946,000	1,984,008
Total U.S. Treasury Obligations (cost $3,035,484)			3,044,107

		Number of
		Shares
Preferred Stock – 0.32%
•PNC Financial Services Group 8.25%		260,000	260,895
Total Preferred Stock (cost $254,259)			260,895

		Principal
		Amount°
≠Discount Note – 7.33%
Federal Home Loan Bank 0.02% 11/2/09	USD	6,091,013	6,091,009
Total Discount Note (cost $6,091,009)			6,091,009

Total Value of Securities Before Securities Lending Collateral – 105.26%
(cost $83,851,761)			87,477,743
		Number of
		Shares
Securities Lending Collateral** – 0.81%
Investment Companies
Mellon GSL DBT II Collateral Fund		435,721	435,721
BNY Mellon SL DBT II Liquidating Fund		239,000	236,323
†@Mellon GSL Reinvestment Trust II		13,372	1
Total Securities Lending Collateral (cost $688,093)			672,045

Total Value of Securities – 106.07%
(cost $84,539,854)			88,149,788	©
Obligation to Return Securities Lending Collateral** – (0.83%)			(688,093)
Liabilities Net of Receivables and Other Assets (See Notes) – (5.24%)z			(4,353,276)
Net Assets Applicable to 10,537,006 Shares Outstanding – 100.00%			$83,108,419

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
INR – Indian Rupee
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysia Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
TRY – Turkish Lira
TWD – Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand

•Variable rate security. The rate shown is the rate as of October 31, 2009.
*Fully or partially on loan.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥Fully or partially pledged as collateral for financial futures contracts.
^Zero coupon security. The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $10,986,148, which represented 13.22% of the Fund’s net assets. See Note 5 in "Notes."
@Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $846,052, which represented 1.02% of the Fund’s net assets. See Note 5 in “Notes.”
≠The rate shown is the effective yield at the time of purchase.
fStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2009.
†Non income producing security.
‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
**See Note 4 in "Notes."

©Includes $673,515 of securities loaned.
zOf this amount, $6,113,417 represents payable for securities purchased as of October 31, 2009.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, financial futures contracts and swap contracts were outstanding at October 31, 2009:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	362,924	USD	(334,398)	12/1/09	$(8,877)
BRL	381,515	USD	(222,005)	12/1/09	(6,879)
CAD	44,898	USD	(42,000)	11/2/09	(516)
CAD	148,624	USD	(140,414)	12/1/09	(3,094)
CAD	98,030	USD	(92,659)	12/1/09	(2,085)
CLP	131,902,300	USD	(244,000)	11/30/09	5,242
COP	429,532,000	USD	(224,094)	12/1/09	(9,865)
EUR	120,242	USD	(180,590)	12/1/09	(3,668)
GBP	100,830	USD	(164,726)	12/1/09	788
GBP	(50,703)	USD	82,832	12/1/09	(398)
IDR	694,280,000	USD	(71,686)	11/30/09	585
IDR	792,120,000	USD	(83,469)	12/1/09	(1,030)
INR	5,778,400	USD	(124,000)	10/20/10	(4,367)
KRW	590,230,135	USD	(502,324)	12/1/09	(5,124)
MYR	561,226	USD	(165,000)	11/30/09	(766)
NOK	1,947,163	USD	(350,733)	12/1/09	(11,137)
NOK	1,859,523	USD	(334,965)	12/1/09	(10,654)
NZD	267,390	USD	(200,810)	12/1/09	(9,601)
NZD	(28,738)	USD	21,591	12/1/09	1,041
PLN	677,552	USD	(243,242)	12/1/09	(9,607)
PLN	18,057	USD	(6,482)	12/1/09	(255)
SEK	1,900,016	USD	(279,677)	12/1/09	(11,785)
SEK	897,713	USD	(132,138)	12/1/09	(5,565)
SEK	628,497	USD	(90,000)	12/1/09	(1,385)
SGD	346,392	USD	(248,000)	11/30/09	(945)
TRY	510,440	USD	(341,021)	12/1/09	(3,558)
TWD	5,257,425	USD	(165,000)	11/30/09	(3,916)
ZAR	1,539,569	USD	(207,000)	1/06/10	(12,425)
					$(119,846)

Financial Futures Contract				Unrealized
Contracts to Sell	Notional Cost	Notional Value	Expiration Date	Depreciation
(36) U.S. Treasury 10 yr Notes	$(4,243,804)	$(4,269,937)	12/21/09	$(26,133)

Swap Contracts

CDS Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclay’s
Macy’s 10 yr CDS	$250,000	5.00%	6/20/19	$(16,508)
JPMorgan Securities
Donnelley (R.R.) & Sons 5 yr CDS	600,000	5.00%	6/20/14	(95,938)
	$850,000			$(112,446)

Protection Sold:
Barclay’s
CDX High Yield 12 CDS	$297,980	5.00%	6/20/14	$37,111
Citigroup Global Markets
MetLife 5 yr CDS	80,000	5.00%	9/20/14	2,636
JPMorgan Securities
MetLife 5 yr CDS	415,000	1.00%	12/20/14	1,405
UnitedHealth Group 5 yr CDS	110,000	1.00%	12/19/14	(1,890)
	$902,980			$39,262
Total				$(73,184)

The use of foreign currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the period ended October 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 21, 2009, the date of issuance of the Fund's schedule of portfolio holdings, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's schedule of portfolio holdings.

2. Investments
At October 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$84,659,477
Aggregate unrealized appreciation	5,112,262
Aggregate unrealized depreciation	(1,621,951)
Net unrealized appreciation	$3,490,311

For federal income tax purposes, at July 31, 2009, capital loss carryforwards of $12,912,138 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,497,064 expires in 2012; $1,839,322 expires in 2013; $1,361,936 expires in 2014; $2,664,816 expires in 2015; $2,286,574 expires in 2016 and $2,262,426 expires in 2017.

The Fund applies the amended provisions of Accounting Codification Section 820 (ACS 820), Fair Value Measurements and Disclosures. ACS 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ACS 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ACS 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$31,053,515	$371,174	$31,424,689
Corporate Debt	-	42,528,293	-	42,528,293
Foreign Debt	-	3,154,169	354,127	3,508,296
Municipal Bonds	-	620,454	-	620,454
U.S. Treasury Obligations	3,044,107	-	-	3,044,107
Short-Term	-	6,091,009		6,091,009
Securities Lending Collateral	435,721	236,323	1	672,045
Other	-	260,895	-	260,895
Total	$3,479,828	$83,944,658	$725,302	$88,149,788

Derivatives	$-	$(219,163)	$-	$(219,163)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Total
Balance as of 7/31/09	$561,606	$105,451	$427,398	$1	$1,094,456
Net purchases, sales,
and settlements	135,030	-	60,763	-	195,793
Net realized gain	1,671	-	-	-	1,671
Net transfers in and/or out
of Level 3	(351,944)	(101,451)	(150,908)	-	(604,303)
Net change in unrealized
appreciation/depreciation	24,811	(4,000)	16,874	-	37,685
Balance as of 10/31/09	$371,174	$-	$354,127	$1	$725,302

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/09	$26,577	$-	$16,874	$(1)	$43,450

3. Derivatives
The Fund applies the amended provisions of Accounting Codification Section 815 (ACS 815), Derivatives and Hedging. ACS 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Financial Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2009, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default. As disclosed in the footnotes to the schedule of investments, the aggregate fair value of credit default swaps as of October 31, 2009 was $73,184. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $230,000. If a credit event had occurred as of October 31, 2009, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $52,980 less the value of the contracts' related reference obligations.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2009 were as follows:

	Asset Derivatives		Liability Derivatives

Schedule
	Schedule of		of
	Investments		Investments
	Location	Fair Value	Location	Fair Value

	Liabilities net of		Liabilities net of
	receivables and		receivables and
Foreign exchange contracts (Currency)	other assets	$7,656	other assets	$(127,502)

	Liabilities net of		Liabilities net of
	receivables and		receivables and
Interest rate contracts (Futures)	other assets	-	other assets	(26,133)

	Liabilities net of		Liabilities net of
	receivables and		receivables and
Credit contracts (Swaps)	other assets	41,152	other assets	(114,336)

Total		$48,808		$(267,971)

The effect of derivative instruments on the statements of operations for the period ended October 31, 2009 was as follows:

			Change in Unrealized
			Appreciation or
	Location of Gain or		Depreciation on
	Loss on Derivatives	Realized Gain or Loss	Derivatives
	Recognized in	on Derivatives	Recognized in
	Income	Recognized in Income	Income
	Net realized and
	unrealized gain
	(loss) on
	investments and
	foreign currencies
	from foreign
Foreign exchange contracts (Currency)	currencies	$273,878	$(163,735)

	Net realized and
	unrealized loss on
	investments and
	foreign currencies
	from futures
Interest rate contracts (Futures)	contracts	(90,003)	(10,225)

	Net realized and
	unrealized gain on
	investments and
	foreign currencies
Credit contracts (Swaps)	from swap contracts	2,033	6,856

Total		$185,908	$(167,104)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust's net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2009, the value of the securities on loan was $673,515 for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
The Fund may invest up to 20% of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur by on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

October 31, 2009

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Security – 0.00%
Fannie Mae Whole Loan Series 2001-W2 AS5 6.473% 10/25/31	$5,420	$5,438
Total Agency Asset-Backed Security (cost $5,407)		5,438

Agency Mortgage-Backed Security – 0.00%
Freddie Mac S.F. 30 yr 8.00% 5/1/31	3,843	4,375
Total Agency Mortgage-Backed Security (cost $4,150)		4,375

Commercial Mortgage-Backed Security – 0.17%
#Crown Castle Towers Series 2006-1A B 144A 5.362% 11/15/36	450,000	459,000
Total Commercial Mortgage-Backed Security (cost $373,500)		459,000

Corporate Bonds – 12.88%
Banking – 1.74%
Bank of America 5.30% 3/15/17	1,000,000	978,304
JPMorgan Chase Capital XVIII 6.95% 8/17/36	55,000	53,938
JPMorgan Chase Capital XXV 6.80% 10/1/37	210,000	207,115
•#Rabobank Nederland 144A 11.00% 12/29/49	515,000	648,173
•USB Capital IX 6.189% 4/15/49	2,360,000	1,834,901
•Wells Fargo Capital XIII 7.70% 12/29/49	1,000,000	935,000
		4,657,431
Basic Industry – 0.77%
ArcelorMittal 6.125% 6/1/18	1,000,000	989,326
Freeport-McMoRan Copper & Gold 8.375% 4/1/17	235,000	252,975
#Georgia-Pacific 144A 8.25% 5/1/16	220,000	234,300
#Teck Resources 144A
10.25% 5/15/16	130,000	150,475
10.75% 5/15/19	375,000	438,750
		2,065,826
Brokerage – 0.75%
LaBranche 11.00% 5/15/12	575,000	555,594
Morgan Stanley
•0.103% 3/5/18	500,000	418,125
5.375% 10/15/15	1,000,000	1,038,575
		2,012,294
Capital Goods – 0.16%
Graphic Packaging International 9.50% 8/15/13	210,000	216,563
#Owens-Brockway Glass Container 144A 7.375% 5/15/16	210,000	213,150
		429,713
Communications – 3.16%
American Tower 7.125% 10/15/12	590,000	602,538
#Cablevision Systems 144A 8.625% 9/15/17	125,000	130,000
Cincinnati Bell 7.00% 2/15/15	245,000	235,200
Citizens Utilities 7.125% 3/15/19	615,000	581,175
Cricket Communications
9.375% 11/1/14	265,000	258,375
#144A 7.75% 5/15/16	350,000	350,875
Crown Castle International 9.00% 1/15/15	625,000	662,500
CSC Holdings 6.75% 4/15/12	76,000	79,420
EchoStar DBS 7.125% 2/1/16	650,000	653,250
Inmarsat Finance II 10.375% 11/15/12	620,000	643,250
Intelsat Jackson Holdings 11.25% 6/15/16	90,000	96,300
#Interpublic Group 144A 10.00% 7/15/17	215,000	232,200
MetroPCS Wireless 9.25% 11/1/14	295,000	298,688
#Qwest 144A 8.375% 5/1/16	205,000	212,688
Sprint Nextel 6.00% 12/1/16	1,060,000	916,899
Telecom Italia Capital 5.25% 10/1/15	1,000,000	1,037,754
Time Warner Cable 6.75% 7/1/18	175,000	192,971
#Videotron 144A 9.125% 4/15/18	315,000	342,563
#Wind Acquisition Finance 144A 11.75% 7/15/17	825,000	936,374
		8,463,020
Consumer Cyclical – 1.13%
Ford Motor Credit 8.00% 6/1/14	1,250,000	1,216,506
Goodyear Tire & Rubber 10.50% 5/15/16	260,000	282,750
#Invista 144A 9.25% 5/1/12	175,000	177,625
Macy's Retail Holdings
8.875% 7/15/15	105,000	111,563
10.625% 11/1/10	700,000	736,370
MGM MIRAGE
13.00% 11/15/13	155,000	176,700
#144A 10.375% 5/15/14	80,000	85,600
#144A 11.125% 11/15/17	105,000	116,025

Ryland Group 8.40% 5/15/17	120,000	128,400
		3,031,539
Consumer Non-Cyclical – 1.47%
ARMARK 8.50% 2/1/15	465,000	471,975
#Bio-Rad Laboratories 144A 8.00% 9/15/16	110,000	113,575
Community Health Systems 8.875% 7/15/15	835,000	862,137
Corrections Corporation of America 7.75% 6/1/17	220,000	227,700
HCA 9.25% 11/15/16	870,000	911,324
Inverness Medical Innovations 9.00% 5/15/16	205,000	208,588
Iron Mountain 8.00% 6/15/20	555,000	567,488
Select Medical 7.625% 2/1/15	105,000	99,488
SUPERVALU 7.50% 11/15/14	480,000	481,200
		3,943,475
Electric – 0.61%
#AES 144A 8.75% 5/15/13	285,000	292,838
#Calpine Construction Finance 144A 8.00% 6/1/16	315,000	321,300
Illinois Power 9.75% 11/15/18	10,000	12,532
IPALCO Enterprises 8.125% 11/14/11	45,000	46,463
◆Mirant Mid Atlantic Pass Through Trust Series A 8.625% 6/30/12	486,437	497,989
NRG Energy 7.375% 2/1/16	455,000	453,293
		1,624,415
Energy – 1.36%
Chesapeake Energy 9.50% 2/15/15	855,000	929,813
El Paso 7.00% 6/15/17	425,000	427,278
Kinder Morgan Energy Partners
6.85% 2/15/20	55,000	61,016
9.00% 2/1/19	165,000	201,488
Massey Energy 6.875% 12/15/13	960,000	952,799
Noble Energy 8.25% 3/1/19	580,000	696,722
PetroHawk Energy 9.125% 7/15/13	140,000	145,600
Range Resources 8.00% 5/15/19	235,000	244,988
		3,659,704
Financials – 1.47%
Capital One Bank 8.80% 7/15/19	1,045,000	1,239,818
FTI Consulting 7.625% 6/15/13	615,000	624,225
General Electric Capital 5.625% 9/15/17	1,000,000	1,034,779
International Lease Finance
5.625% 9/20/13	625,000	475,149
5.875% 5/1/13	375,000	286,832
6.625% 11/15/13	370,000	285,733
		3,946,536
Insurance – 0.12%
•Prudential Financial 0.42% 6/10/15	400,000	334,092
		334,092
Technology – 0.14%
Freescale Semiconductor 8.875% 12/15/14	465,000	380,138
		380,138
Total Corporate Bonds (cost $31,214,838)		34,548,183

Foreign Agency – 0.05%Δ
Korea Development Bank 5.30% 1/17/13	120,000	124,496
Total Foreign Agency (cost $120,743)		124,496

Non-Agency Asset-Backed Securities – 0.13%
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	48,749	49,650
Series 2008-A A3 4.94% 4/25/14	150,000	153,236
•Ford Credit Auto Owner Trust Series 2008-A A3B 1.05% 4/15/12	147,085	147,527
John Deere Owner Trust Series 2007-A A3 5.04% 7/15/11	7,295	7,307
Total Non-Agency Asset-Backed Securities (cost $339,849)		357,720

Non-Agency Collateralized Mortgage Obligations – 0.03%
•Bank of America Mortgage Securities Series 2002-K 2A1 4.306% 10/20/32	7,961	7,417
•Wells Fargo Mortgage-Backed Securities Trust Series 2004-EE 3A1 4.059% 12/25/34	56,644	56,637
Total Non-Agency Collateralized Mortgage Obligations (cost $63,296)		64,054

U.S. Treasury Obligations – 82.42%
U.S. Treasury Inflation Index Bonds
2.375% 1/15/25	6,652,624	7,085,564
2.50% 1/15/29	11,259,136	12,144,037
3.375% 4/15/32	4,134,298	5,131,052
U.S. Treasury Inflation Index Notes
¥1.625% 1/15/15	31,310,557	32,413,752
2.00% 1/15/14	18,613,674	19,563,269
2.00% 7/15/14	12,251,821	12,938,119
2.00% 1/15/16	33,058,480	34,814,711
2.375% 1/15/17	21,084,122	22,762,608
3.00% 7/15/12	19,926,839	21,419,798
3.375% 1/15/12	19,156,595	20,521,503
3.50% 1/15/11	19,779,595	20,672,762

U.S. Treasury Notes
2.25% 10/31/14	4,580,000	4,593,250
3.625% 8/15/19	6,825,000	6,958,306
Total U.S. Treasury Obligations (cost $209,717,598)		221,018,731

≠Discount Note – 4.40%
Federal Home Loan Bank 0.02% 11/2/09	11,796,025	11,796,018
Total Discount Note (cost $11,796,018)		11,796,018

Total Value of Securities – 100.08%
(cost $253,635,399)		268,378,015

Liabilities Net of Receivables and Other Assets (See Notes) – (0.08%)		(205,360)

Net Assets Applicable to 25,803,655 Shares Outstanding – 100.00%		$268,172,655

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $5,455,511, which represented 2.03% of the Fund's net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2009.
◆Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΔSecurities have been classified by country of origin.
¥Fully or partially pledged as collateral for financial futures contracts.
≠The rate shown is the effective yield at time of purchase.

Summary of Abbreviations:
CPI – Consumer Price Index
S.F. – Single Family
yr – Year

1The following financial futures contracts and swap contracts were outstanding at October 31, 2009:

Financial Futures Contracts

Contracts		Notional	Notional		Unrealized
to Buy		Cost	Value	Expiration Date	Appreciation
304	U.S. Long Bond	$36,343,844	$36,527,500	12/21/09	$183,656
135	U.S. Treasury 10 yr Notes	15,926,305	16,012,265	12/21/09	85,960
		$52,270,149			$269,616

Swap Contracts

Inflation Swap Contracts

Notional	Expiration		Unrealized
Value	Date	Description	Appreciation
$2,600,000	4/22/14	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 1.56%.	$ 73,902

1,300,000	1/7/19	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 1.60%.	59,165

$3,900,000			$133,067

The use of financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by Delaware Group@ Government Fund – Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the period ended October 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 21, 2009, the date of issuance of the Fund's schedule of portfolio holdings, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's schedule of portfolio holdings.

2. Investments
At October 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$254,420,442
Aggregate unrealized appreciation	14,121,987
Aggregate unrealized depreciation	(164,414)
Net unrealized appreciation	$13,957,573

The Fund applies the amended provisions of Accounting Codification Section 820 (ACS 820), Fair Value Measurements and Disclosures. ACS 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ACS 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ACS 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$890,587	$890,587
Corporate Debt	-	34,548,183	34,548,183
Foreign Debt	-	124,496	124,496
U.S. Treasury Obligations	221,018,731	-	221,018,731
Short-Term	-	11,796,018	11,796,018
Total	$221,018,731	$47,359,284	$268,378,015

Derivatives	$-	$402,683	$402,683

There were no Level 3 securities at the beginning or end of the period.

3. Derivatives
The Fund applies the amended provisions of Accounting Codification Section 815 (ACS 815), Derivatives and Hedging. ACS 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency  Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at October 31, 2009.

Financial Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Inflation Swaps. Inflation swaps agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the inflation swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2009, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended October 31, 2009, the Fund did not enter into any CDS contracts as a seller of protection.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated their position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above.

Fair values of derivative instruments as of October 31, 2009 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
	Liabilities net of		Liabilities net of
	receivables and		receivables and
Interest rate contracts (Futures)	other assets	$269,616	other assets	$-

	Liabilities net of		Liabilities net of
	receivables and		receivables and
Credit contracts (Swaps)	other assets	133,067	other assets	-

Total		$402,683		$-

The effect of derivative instruments on the statements of operations for the period ended October 31, 2009 was as follows:

			Change in Unrealized
			Appreciation or
	Location of Gain or		Depreciation on
	Loss on Derivatives	Realized Gain or Loss	Derivatives
	Recognized in	on Derivatives	Recognized in
	Income	Recognized in Income	Income
	Net realized and
	unrealized loss on
	investments and
	foreign currencies
	from futures
Interest rate contracts (Futures)	contracts	$1,220,632	$(181,605)

	Net realized and
	unrealized gain on
	investments and
	foreign currencies
	from swap
Credit contracts (Swaps)	contracts	-	62,956

Total		$1,220,632	$(118,649)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust's net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of October 31, 2009.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of October 31, 2009, no securities have been determined be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur by on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: